UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 28, 2010

HARLEYSVILLE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14697	51-0241172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
355 Maple Avenue, Harleysville, Pennsylvania		19438
(Address of principal executive offices)		(Zip Code)
(215) 256-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

[Missing Graphic Reference]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[Missing Graphic Reference]

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Harleysville Group Inc. (the “Company”) was held on April 28, 2010 (the “Annual Meeting”).  The total number of shares represented at the Annual Meeting in person or by proxy was 26,072,172.487  of the 27,513,794 shares of common stock outstanding and entitled to vote at the Annual Meeting.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions, as to each such matter, where applicable, are set forth in the table below.  With respect to the election of Barbara A. Austell, G. Lawrence Buhl and William E. Storts as Class A Directors to serve until the expiration of their respective terms and until their successors are duly elected, the nominees for director received the number of votes set forth opposite their respective names.

	Number of Votes
	Votes For	Votes Against	Abstentions
Barbara A. Austell	25,209,023.553	102,181.687	61,979.247
G. Lawrence Buhl	25,247,746.509	61,506.926	63,931.052
William E. Storts	25,227,871.435	79,860.457	65,452.595
Approval of the Amended and Restated Equity Incentive Plan (“EIP”)	19,200,083.865	5,113,974.573	1,059,126.049
Ratification of KPMG LLP as Independent Registered Public Accounting Firm for 2010	25,966,472.125	97,156.555	8,543.804

On the basis of the above votes, (i) Barbara A. Austell, G. Lawrence Buhl and William E. Storts were elected as Class A Directors to serve until the expiration of their respective terms and until their successors are duly elected, (ii) the proposal to approve the EIP was adopted and (iii) the proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010 was adopted.

The Board sought stockholder approval for the EIP, specifically for approval of the increase, by 2,500,000 shares, in the number of shares of common stock available for future awards under the EIP, and to obtain stockholder approval for the awards under the EIP that are intended to comply with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended.  A copy of the EIP, as approved by the Company’s Board of Directors and stockholders, is attached hereto as Exhibit 10.1.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.             Description

10.1	Amended and Restated Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2010		HARLEYSVILLE GROUP INC.

	By:	/s/ Robert A. Kauffman
Robert A. Kauffman
Senior Vice President, Secretary, General Counsel & Chief Compliance Officer

EXHIBIT INDEX

Exhibit                     No.           Description

10.1	Amended and Restated Equity Incentive Plan